ADVANCES TO SUPPLIERS, NET (Tables)	12 Months Ended
Sep. 30, 2024
Advances To Suppliers Net
SCHEDULE OF ADVANCES TO SUPPLIERS

Advances to suppliers, net, consist of the following:

Schedule of Advances to suppliers:	September 30, 2024	September 30, 2023

Raw materials purchase	$9,480,638	$6,406,488
Machinery and equipment	4,973,210	1,918,860
Others	15,451	75,834
Less: allowance for doubtful accounts	-	-
Advances to suppliers, net	$14,469,299	$8,401,182